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                                 PROMISSORY NOTE
$8,125,000.00     Dallas,  Texas
                                                               December 28, 2000
FOR VALUE RECEIVED, the undersigned PIZZA INN, INC., a Missouri corporation ("Borrower"), promise(s) to pay to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Lender"), at the Disbursement and Operations Center in El Segundo, California, or at such other place as may be designated in writing by Lender, the principal sum of EIGHT MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100THS DOLLARS ($8,125,000.00) or so much thereof as may from time to time be owing hereunder by reason of advances by Lender to or for the benefit or account of Borrower, with interest thereon, per annum, at the Applicable Rate calculated in accordance with the terms and provisions of the Fixed Rate Agreement attached hereto as Exhibit A and a Fixed Rate Notice described on Exhibit B attached
            ----------                                        ---------
hereto (based on a 360-day year and charged on the basis of actual days elapsed). All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds.
All terms used herein with initial capital letters and not defined shall have the meanings specified in the Fixed Rate Agreement attached hereto as Exhibit A.
                                                                      ---------
Accrued  and  unpaid interest on this Note ("Note") shall be payable as follows:
(i) in the case of all advances subject to the Prime Rate Advances, on each Monthly Payment Date;
(ii) in the case of Eurodollar Advances of this Note on the last day of the Interest Period applicable thereto and, with respect to any Interest Period exceeding three (3) months, on the last day of the third (3rd) month after the commencement of such Interest Period; and
(iii)     on  the  Maturity  Date.
If the Loan Conversion occurs, the outstanding principal balance of this Note shall be payable in monthly installments on each Monthly Payment Date occurring after the effective date of the Loan Conversion in an amount sufficient to amortize the then unpaid principal at the Applicable Rate hereunder on a straight line basis over an amortization term of twenty (20) years. The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on the Maturity Date. This Note is secured by, among other things, that certain Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Deed of Trust") dated of even date herewith, executed by
Borrower,  as  grantor,  to  a  trustee  for  the  benefit  of  Lender.
In order to assure timely payment to Lender of accrued interest, principal, fees and late charges due and owing under the loan evidenced by this Note, Borrower hereby irrevocably authorizes Lender to directly debit Borrower's demand deposit account with Lender for payment when due of all such amounts payable to Lender. Borrower represents and warrants to Lender that Borrower is the legal owner of said account. Written confirmation of the amount and purpose of any such direct debit shall be given to Borrower by Lender not less frequently than monthly. In the event any direct debit hereunder is returned for insufficient funds, Borrower shall pay Lender upon demand, in immediately available funds, all amounts and expenses due and owing to Lender.
If  a Default (as defined in the Loan Agreement) occurs, THEN Lender may, at its
                                                         ----
sole option, declare all sums owing under this Note immediately due and payable; provided, however, that if any of the Loan Documents or the Master Agreement
--------   -------
provide  for automatic acceleration of payment of sums owing hereunder, all sums
---
owing hereunder shall be automatically due and payable in accordance with the terms of that document.
If any attorney is engaged by Lender to enforce or defend any provision of this Note or the Loan Documents, or as a consequence of any Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all reasonable attorneys' fees and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' fees and costs had been added to the principal.
No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or the Loan Documents shall constitute a waiver of any breach, default, or failure of condition under this Note or the Loan Documents. A waiver of any term of this Note or the Loan Documents must be made in writing and shall be limited to the express written terms of such waiver. In the event of any inconsistencies between the terms of this Note and the terms of any other Loan Documents, the terms of this Note shall prevail.
If this Note is executed by more than one person or entity as Borrower, the obligations of each such person or entity shall be joint and several. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder. If Borrower is a partnership, each general partner of Borrower shall be jointly and severally liable hereunder, and each such general partner hereby waives any requirement of law that in the event of a default hereunder Lender exhaust any assets of Borrower before proceedings against such general partner's assets. Except as otherwise provided in any Loan Document, Borrower, and any endorsers and guarantors hereof, severally waive: presentment; demand; notice of dishonor; notice of default or delinquency; notice of intention to accelerate; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of late charges; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note. Borrower, and any endorsers or guarantors hereof, agree that the time for any payments hereunder may be extended from time to time without notice and consent, to the acceptance of further collateral, and/or the release of any existing collateral for the payment of this Note, all without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Borrower under this Note or any endorser or guarantor hereof even though Borrower or such endorser or guarantor is not a party to such agreement.
Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of Texas, except to the extent that federal laws preempt the laws of the State of Texas, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any federal or state court within the State of Texas having proper venue and also consent to service of process by any means authorized by Texas or federal law. This Note is performable in Dallas County, Texas. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable Texas law governing the maximum rate or amount of interest payable on this Note or the indebtedness ("Indebtedness") evidenced hereby or evidenced or secured by the other Loan Documents (or applicable United States Federal law to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under Texas law) and that this section shall control every other covenant and agreement in this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or Lender's exercise of the option to accelerate the maturity of this Note, or any prepayment by Borrower results in Borrower having paid or Lender having received any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other Indebtedness (or, if this Note and all other Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Borrower or credit such excess interest against any other Indebtedness then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, that Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against any other indebtedness then owing by Borrower to Lender. All sums contracted for, charged or received by Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States Federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by this Note and the other Loan Documents. As used herein, the term "Charges" shall mean all fees and charges, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to this Note and the other Loan Documents or the Indebtedness, which are treated as interest under applicable law. To the extent that Lender is relying on Chapter 303 of the Texas Finance Code, as amended, to determine the Maximum Lawful Rate payable on the Indebtedness, Lender will utilize the weekly ceiling from time to time in effect as provided in Chapter 303, as amended. To the extent United States Federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States Federal law instead of such Chapter 303, as amended, for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Lawful Rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Borrower and Lender hereby agree that any and all suits alleging the contracting for, charging or receiving of usurious interest shall lie in Dallas County, Texas, and each irrevocably waive the right to venue in any other county.
Notwithstanding anything in this Note to the contrary, if at any time (i) interest at the Applicable Rate, and (ii) the Charges computed over the full term of this Note, exceed the Maximum Lawful Rate, then the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Lawful Rate; provided, however, that any subsequent reduction in the Applicable
              --------  -------
Rate shall not cause a reduction of the rate of interest payable hereunder below the Maximum Lawful Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Applicable Rate if such interest rate had at all times been in effect. Changes in the Applicable Rate resulting from a change in the Prime Rate shall be subject to the provisions of this paragraph.
All notices or other communications required or permitted to be given pursuant to this Note shall be given to the Borrower or Lender at the address and in the manner provided for in the Loan Agreement.
THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF BORROWER AND LENDER AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE
SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF BORROWER AND LENDER. THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER AND LENDER. The provisions of this Note and the other Loan Documents may be amended or revised only by an instrument in writing signed by the Borrower and Lender. Addendum to Promissory Note and Exhibit A are attached hereto and incorporated
-----------------------------     ---------
herein  by  reference.
                                   "BORROWER"
PIZZA  INN,  INC.,
a  Missouri  corporation
By:/s/Ronald W. Parker
Name: Ronald W. Parker
Title: President

                           ADDENDUM TO PROMISSORY NOTE
THIS ADDENDUM is attached to and made a part of that certain promissory note executed by PIZZA INN, INC., a Missouri corporation ("Borrower") and payable to the order of WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, ("Lender"), dated as of December 28, 2000, in the principal amount of EIGHT MILLION ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($8,125,000.00) ("Note").
The  following  arbitration  provision  is  hereby  incorporated  into the Note:
                              A R B I T R A T I O N
                              ---------------------
1.     ARBITRATION.  Upon the demand of any party, any dispute shall be resolved
       -----------
by binding arbitration (except as set forth in Paragraph 5 below) in accordance with the terms of this Note. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Note and each other document, contract and instrument required hereby or now or hereafter delivered to Lender in connection herewith (collectively, the "Loan Documents"), or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.
2.     GOVERNING  RULES.  Arbitration  proceedings  shall be administered by the
       ----------------
American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted in Dallas, Texas. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under Section 91 of Title 12 of the United States Code or any similar applicable state law.
3.     NO WAIVER; PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE.  No provision
       ----------------------------------------------------------
hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.
4.     ARBITRATOR  QUALIFICATIONS AND POWERS; AWARDS. Arbitrators must be active
       ---------------------------------------------
members of the Texas State Bar, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of Texas, (ii) may grant any remedy or relief that a court of the State of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.
5.     JUDICIAL REVIEW.  Notwithstanding anything herein to the contrary, in any
       ---------------
arbitration  in  which  the  amount  in  controversy  exceeds  $25,000,000,  the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of Texas.
6.     MISCELLANEOUS.  To  the  maximum  extent  practicable,  the  AAA,  the
       -------------
arbitrators  and  the  parties  shall  take  all action required to conclude any
       --
arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. If any provision of this Note shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Note. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.
                                                                       EXHIBIT A
                              FIXED RATE AGREEMENT
Exhibit  A  to  Promissory Note ("Note"), dated December 28, 2000, made by PIZZA
----------
INN, INC., a Missouri corporation, as Borrower, to the order of WELLS FARGO BANK
--
TEXAS,  NATIONAL  ASSOCIATION,  as  Lender.
                                 R E C I T A L S
                                 ---------------
Borrower has requested and Lender has agreed to provide a fixed rate option as a basis for calculating the applicable rate of interest on amounts owing under this Note. Borrower acknowledges the following: (i) it understands the process of exercising the fixed rate option as provided herein; (ii) amounts owing under this Note may bear interest at different rates and for different time periods; and (iii) absent the terms and conditions hereof, it would be extremely difficult to calculate Lender's additional costs, expenses, and damages in the event of a Default or prepayment by Borrower hereunder. Given the above, Borrower agrees that the provisions herein (including, without limitation, the Fixed Rate Price Adjustment defined below) provide for a reasonable and fair method for Lender to recover its additional costs, expenses and damages in the event of a Default or prepayment by Borrower.
1.     RATES  AND  TERMS DEFINED.  Various rates and terms not otherwise defined
       -------------------------
herein  are  defined  and  described  as  follows:
"Additional  Costs"  has  the  meaning  specified  in  paragraph  4  below.
 -----------------
"Adjusted  Eurodollar  Rate"  means, for any Eurodollar Advance for any Interest
 --------------------------
Period,  the  rate per annum (rounded upwards, if necessary, to the nearest 1/16
 -
of 1%) determined by Lender to be equal to the quotient of (a) the Eurodollar Rate for such Eurodollar Advance for such Interest Period divided by (b) 1 minus the Reserve Requirement for such Eurodollar Advance for such Interest Period. "Advance" means any advance of funds by Lender pursuant to the Loan Agreement.
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"Advance Request Form" means, a certificate, in form and substance acceptable to
 --------------------
Lender, properly completed and signed by the Borrower requesting an Advance. "Applicable Lending Office" means, for each Type of Advance, the lending office
 --------------------------
of the Lender or such other office of Lender as Lender may from time to time specify to the Borrower as the office by which its Advances of such Type are to be made and maintained.
"Applicable  Rate" means:  (a) during the period that an Advance is a Prime Rate
 ----------------
Advance, the Prime Rate plus the Prime Rate Margin applicable to such Advance; and (b) during the period that an Advance is a Eurodollar Advance, the Adjusted Eurodollar Rate plus the Eurodollar Rate Margin applicable to such Advance. "Basle Accord" means the proposals for risk-based capital framework described by
 ------------
the Basic Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.
"Business Day" means (a) any day on which commercial banks are not authorized or
 ------------
required to close in Dallas, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Eurodollar Advances, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits
   ----------
are  carried  out  in  the  London  interbank  market.
"Continue,"  "Continuation,"  and  "Continued"  shall  refer to the continuation
 --------     ------------          ---------
pursuant  to  a  Eurodollar  Advance  as  a Eurodollar Advance from one Interest
 ---
Period  to  the  next  Interest  Period.
 ---
"Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to
 -------    ----------        ---------
one  Type  of  Advance  into  another  Type  of  Advance.
"Default  Rate"  means the lesser of (i) the Maximum Lawful Rate or (ii) the sum
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of  the  Prime  Rate  in  effect  from  day  to  day  plus three and twenty-five one-hundredths  percent  (3.25%).
"Dollars"  and  "$"  mean  lawful  money  of  the  United  States  of  America.
 -------         -
"Eurodollar  Advances" means Advances the interest rates on which are determined
 --------------------
on the basis of the rates referred to in the definition of "Adjusted Eurodollar Rate".
"Eurodollar Rate" means, for any Eurodollar Advance for any Interest Period, the
 ---------------
rate  per  annum quoted by the Reference Bank at approximately 11:00 A.M. London time (or as soon thereafter as practicable) two (2) Business Days prior to the first day of such Interest Period for the offering by the Reference Bank to leading banks in the London interbank market of Dollar deposits in immediately available funds having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Advance to be made by the Reference Bank to which such Interest Period relates.
"Eurodollar  Rate  Margin"  means  one  and  one-half  percent  (1.50%).
 ------------------------
"Governmental  Authority" means any nation or government, any state or political
 -----------------------
subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. "Interest Period" means the period commencing, with respect to any Eurodollar
 ----------------
Advances,  on  the  date  such  Eurodollar  Advances  are made or Converted from
 -
Advances of another Type or, in the case of each subsequent, successive Interest
 -
Period applicable to a Eurodollar Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day; (b) any Interest Period which would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and (d) no more than three (3) Interest Periods shall be in effect at the same time.
"Loan  Agreement" is that certain Construction Loan Agreement dated of even date
 ---------------
with  this  Note  between  Borrower  and  Lender.
"Loan  Conversion"  the conversion of the Loan from the Construction Loan to the
 ----------------
Mini-Perm Loan all in accordance with the terms of the Loan Agreement. "Loan Documents" are the documents defined as such in the Loan Agreement.
 ---------------
"Master  Agreement"  has  the  meaning  specified  in  the  Loan  Agreement.
 -----------------
"Maturity  Date"  means  (a)  at  all times prior to Loan Conversion, January 1,
 --------------
2002,  and  (b)  if  Loan  Conversion  occurs on or before January 1, 2002, then
 ---
December  28,  2007.
 ---
"Monthly  Payment  Date"  means  the  seventh  (7th) day of each calendar month.
 ----------------------
"Prime  Rate"  means,  at  any  time,  the  rate of interest per annum then most
 -----------
recently  established  by  Wells  Fargo  Bank Texas, National Association as its
 -----
prime  rate,  which  rate  may  not  necessarily  be the lowest rate of interest
 ---
charged  by Wells Fargo Bank Texas, National Association to its borrowers.  Each
 ---
change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the Borrower at the time of such change in the Prime Rate.
"Prime  Rate Advances" means Advances that bear interest at rates based upon the
 --------------------
Prime  Rate.
"Prime  Rate  Margin"  means a deduction of (a) one-half of one percent (-0.50%)
 -------------------
prior  to Loan Conversion and (b) three-fourths of one percent (-.75%) following
 -
Loan  Conversion.
"Reference Bank" means Wells Fargo Bank Texas, National Association.  If for any
 --------------
reason Wells Fargo Bank Texas, National Association shall no longer participate in the Eurodollar market, then "Reference Bank" shall thereafter mean such financial institution as Lender may from time to time specify to the Borrower. "Regulation D" means Regulation D of the Board of Governors of the Federal
 -------------
Reserve  System  as  the  same may be amended or supplemented from time to time.
 ----
"Regulatory  Change" means any change after the date of this Agreement in United
 ------------------
States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including Lender of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.
"Reserve Requirement" means, for any Eurodollar Advance for any Interest Period,
 -------------------
the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Advances.
"Type"  means  a  type of Advance consisting of either a Prime Rate Advance or a
 ----
Eurodollar  Advance.
 -
Terms used with initial capital letters and not otherwise defined shall have the meanings specified in the Loan Agreement.
2.     APPLICABLE  RATE.  The  unpaid  principal  amount of this Note shall bear
       ----------------
interest at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Lawful Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Advance shall exceed the Maximum Lawful Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Lawful Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable as follows:
     (i)     in  the  case  of  all Prime Rate Advances, on each Monthly Payment
Date;
(ii)     in  the  case  of  all  Eurodollar  Advances,  on  the last day of each
Interest Period applicable thereto, and with respect to any Interest Period exceeding three (3) months, on the last day of the third month after the commencement of such Interest Period; and
     (iii)     on  the  Maturity  Date.
During such time as a Default exists under the Loan Agreement or any of the Loan Documents; or from and after the date on which all sums owing under this Note become due and payable by acceleration or otherwise; or from and after the date on which the property encumbered by the Deed of Trust or any portion thereof or interest therein, is sold, transferred, mortgaged, assigned, or encumbered, whether voluntarily or involuntarily, or by operation of law or otherwise, without Lender's prior written consent (whether or not the sums owing under this Note become due and payable by acceleration); or from and after the Maturity Date; then at the option of Lender, the interest rate applicable to the then outstanding principal balance of this Note shall be the lesser of the Default Rate or the Maximum Lawful Rate.
3.     CONVERSIONS  AND  CONTINUATIONS.  The  Borrower shall have the right from
       -------------------------------
time to time to Convert all (but not less than all) of an Advance of one Type into an Advance of another Type or to Continue Eurodollar Advances as Eurodollar Advances by giving the Lender written notice at least one (1) Business Day before Conversion into a Prime Rate Advance and at least three (3) Business Days before Conversion into or Continuation of a Eurodollar Advance, specifying: (a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued, (c) in the case of Conversions, the Type of Advance to be Converted into, and (d) in the case of a Continuation of or Conversion into a Eurodollar Advance, the duration of the Interest Period applicable thereto; provided that (i) except for Conversions into Prime Rate Advances, no Conversions shall be made while a Default has occurred and is continuing, and
(ii) no more than three (3) Interest Periods shall be in effect at the same time. All notices by the Borrower under this paragraph shall be irrevocable and shall be given to the Lender not later than 10:00 A.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Lender the notice as specified above for Continuation or Conversion of a Eurodollar Advance prior to the end of the Interest Period with respect thereto, such Eurodollar Advance shall be Converted automatically into a Prime Rate Advance on the last day of the then current Interest Period for such Eurodollar Advance.
4.     ADDITIONAL  COSTS.
       -----------------
(a) The Borrower shall pay directly to the Lender from time to time such amounts as the Lender may determine to be necessary to compensate it for any costs incurred by the Lender which the Lender reasonably determines are attributable to its making or maintaining of any Eurodollar Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by the Lender hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any
                                    -----------------
Regulatory  Change  which:
(i) changes the basis of taxation of any amounts payable to the Lender under this Note in respect of any of such Advances (other than taxes imposed on the overall net income of the Lender or its Applicable Lending Office for any of such Advances by the jurisdiction in which the Lender has its principal office or such Applicable Lending Office);
(ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, the Lender (including any of such Advances or any deposits referred to in the definition of "Eurodollar Rate");
(iii) imposes any other condition affecting this Note or any of such extensions of credit or liabilities or commitments.
Lender  will  notify  the  Borrower of any event occurring after the date hereof which will entitle the Lender to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation (provided that any claim by the Lender for compensation pursuant to this paragraph shall be made within ninety (90) days after the initial occurrence of the event giving rise to such claim), and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Lender, violate any law, rule, or regulation or be in any way disadvantageous to the Lender, provided that the Lender shall have no obligation to so designate an Applicable Lending Office located in the United States of America. Lender will furnish the Borrower with a certificate setting forth the basis and the amount of each request of the Lender for compensation under this paragraph. If the Lender requests compensation from the Borrower under this paragraph, the Borrower may, by notice to the Lender suspend the obligation of the Lender to make or Continue making, or Convert Advances into, Advances of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of paragraph 7 below shall be applicable).
(b) Without limiting the effect of the foregoing provisions of this paragraph 4, in the event that, by reason of any Regulatory Change, the Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on Eurodollar Advances is determined as provided in this Note or a category of extensions of credit or other assets of the Lender which includes Eurodollar Advances or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Lender so elects by notice to the Borrower, the obligation of the Lender to make or Continue making, or Convert Advances into, Advances of such Type hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of paragraph 7 below shall be applicable).
(c) Determinations and allocations by the Lender for purposes of this paragraph 4 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate the Lender in respect of any Additional Costs, shall be conclusive, provided that such determinations and allocations are made in good faith and on a reasonable basis and without duplication of the Reserve Requirement.
5.     LIMITATION  ON  TYPES  OF  ADVANCES.  Anything  herein  to  the  contrary
       -----------------------------------
notwithstanding, if with respect to any Eurodollar Advances for any Interest Period therefor, the Lender determines (which determination shall be conclusive if made in good faith) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Note, then the Lender shall give the Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lender shall be under no obligation to make additional Eurodollar Advances or to Convert Prime Rate Advances into Eurodollar Advances and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Advances, either prepay such Eurodollar Advances or Convert such Eurodollar Advances into Prime Rate Advances in accordance with the terms of this Note. The Lender shall be deemed to have acted in good faith under this paragraph if the Lender is giving notice to its customers generally of the occurrence of either of the conditions specified in this paragraph.
6.     ILLEGALITY.  Notwithstanding  any  other  provision  of this Note, in the
       ----------
event that it becomes unlawful for the Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Advances hereunder or (b) maintain Eurodollar Advances hereunder, then the Lender shall promptly notify the Borrower thereof and the Lender's obligation to make or maintain Eurodollar Advances and to Convert Prime Rate Advances into Eurodollar Advances hereunder shall be suspended until such time as the Lender may again make and maintain Eurodollar Advances (in which case the provisions of paragraph 7 below shall be applicable).
7.     TREATMENT OF AFFECTED ADVANCES.  If the Eurodollar Advances of the Lender
       ------------------------------
(such  Eurodollar  Advances being hereinafter called "Affected Advances") are to
                                                      -----------------
be Converted pursuant to paragraphs 4 or 6 hereof, the Lender's Affected Advances shall be automatically Converted into Prime Rate Advances on the last day(s) of the then current Interest Period(s) for the Affected Advances (or, in the case of a Conversion required by paragraphs 4 or 6 hereof, on such earlier date as the Lender may specify to the Borrower), and, unless and until the
Lender gives notice as provided below that the circumstances specified in paragraphs 4 or 6 hereof which gave rise to such Conversion no longer exist:
(a)     To  the  extent  that  the  Lender's  Affected  Advances  have  been  so
Converted, all payments and prepayments of principal which would otherwise be applied to the Lender's Affected Advances shall be applied instead to its Prime Rate Advances; and
(b) All Advances which would otherwise be made or Continued by the Lender as Eurodollar Advances shall be made as or Converted into Prime Rate Advances and all Advances of the Lender which would otherwise be Converted into Eurodollar Advances shall remain as Prime Rate Advances.
8.     COMPENSATION.  The  Borrower shall pay to the Lender, upon the request of
       ------------
the Lender, which request shall be made within one hundred eighty (180) days after the occurrence of any event specified in subsection (a) or (b) below, such
                                               --------------    ---
amount or amounts as shall be sufficient (in the reasonable opinion of the Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:
(a) Any payment, prepayment or Conversion of a Eurodollar Advance for any reason on a date other than the last day of an Interest Period for such Eurodollar Advance; or
(b) Any failure by the Borrower for any reason to borrow, Convert, or prepay a Eurodollar Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.
Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Eurodollar Advance (or, in the case of a failure to borrow, the Interest Period for such Eurodollar Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Eurodollar Advance provided for herein minus (ii) the interest component of the amount the Lender would have bid in the London interbank market.
9.     CAPITAL  ADEQUACY.  If,  after  the  date  hereof,  the Lender shall have
       -----------------
determined in good faith that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy (including, without limitation, any law, rule, or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Lender (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on the Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, within ten (10) Business Days after demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender (or its parent) for such reduction; provided that any claim by the Lender for compensation pursuant to this paragraph shall be made within ninety (90) days after the initial occurrence of the event giving rise to such claim. A certificate of the Lender claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made in good faith and on a reasonable basis. In determining such amount or amounts, the Lender may use any reasonable averaging and attribution methods.
10.     BORROWING  PROCEDURE.  The Borrower shall give Lender notice by means of
        --------------------
an Advance Request Form of each requested Advance at least one (1) Business Day before the requested date of each Prime Rate Advance and at least three (3) Business Days before the requested date of each Eurodollar Advance, specifying:
(a) the requested date of such Advance (which shall be a Business Day), (b) the amount of such Advance, (c) the Type of the Advance, and (d) in the case of a Eurodollar Advance, the duration of the Interest Period for such Advance. Lender at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of Lender's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to Lender. Each Eurodollar Advance shall be in the minimum amount of One Hundred Thousand Dollars ($100,000) or an integral multiple of Fifty Thousand Dollars ($50,000). Not later than 1:00 p.m. Dallas, Texas time on the date specified for each Advance hereunder, and subject to the other terms and conditions of this Note, Lender will make each Advance available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Bank. All notices by the Borrower under this paragraph shall be irrevocable and shall be given not later than 10:00 A.M. Dallas, Texas, time on the day which is not less than the number of Business Days specified above for such notice. No more than three (3) Interest Periods shall be in effect at the same time for Advances.
11.     MISCELLANEOUS.  As  used  in  this  Exhibit,  the  plural shall mean the
        -------------
singular and the singular shall mean the plural as the context requires. Addresses for the Fixed Rate Notice shall be the same as those for notices under the Loan Agreement executed in connection with this Note.
This Agreement is executed concurrently with and as part of this Note referred to and described first above.
                                   "BORROWER"
PIZZA  INN,  INC.,
a  Missouri  corporation



By: /s/Ronald W. Parker
Name: Ronald W. Parker
Title: President


DALLAS_1\3422781\1
01/15/2001  -  4814-129
DALLAS_1\3422781\1
01/15/2001  -  4814-129